                                                        EXHIBIT 10.22

USAGE:  2/1/97

                 INCENTIVE STOCK OPTION AGREEMENT - TEAM MEMBER
               UNDER THE PERCEPTRON, INC. 1992 STOCK OPTION PLAN


     THIS STOCK OPTION AGREEMENT made this_____day of_____, 19__, by and between Perceptron, Inc., a Michigan corporation ("the Company"), and_______, who is currently employed by the Company or one of its subsidiaries
(the "Optionee").

     1. GRANT OF OPTION. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee an option to purchase from the Company up to, but not exceeding in the aggregate,____shares of the Company's Common
Stock at a price of $______per share. This option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code ("Code").

     2. RIGHT TO EXERCISE OPTION. The Optionee may purchase from the Company on and after the first anniversary of the date of grant, 25% of the shares covered by this option, and on each succeeding one year anniversary thereof may exercise an additional 25% of the shares covered by the option, so that on the fourth anniversary of the date of grant this option shall be fully exercisable. To the extent not exercised, installments shall accumulate and the Optionee may exercise them in whole or in part in any subsequent period. Any provision of this Agreement notwithstanding, no portion of this option shall be exercisable on or after the tenth anniversary of the date of grant.

     3. TERMINATION OF EMPLOYMENT. If, prior to the date that this option shall first become exercisable, the Optionee's employment with the Company or any of its subsidiaries shall be terminated for any reason, the Optionee's right to exercise this option shall terminate and all rights hereunder shall cease. As used in this Agreement, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(f) of the Code, the term "employment" means employment with the Company or any subsidiary of the Company, and the term "disability" means "total and permanent disability," as defined in Section 22(e) of the Code.

     If, on or after the date that this option shall first become exercisable, the Optionee's employment shall be terminated for any reason other than death or disability, the Optionee shall have the right, within three months after such termination of employment, to exercise this option to the extent that it shall have been exercisable and unexercised on the date of such termination of services, subject to any other limitation on the exercise of such option in effect at the date of exercise.

     If on or after the date that this option shall first become exercisable the Optionee's employment shall be terminated due to death or disability, the Optionee or the executor or administrator of the estate of the Optionee (as the case may be) or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, within one year from the date of the Optionee's death or disability, to exercise this option to the extent that it was exercisable and unexercised on the date of the Optionee's death or disability, subject to any other limitation on exercise in effect at the date of exercise.

     The transfer of the Optionee from one corporation to another among the Company and any of its subsidiaries, or a leave of absence with the written consent of the Company, shall not be a termination of services for purposes of this option.

     Notwithstanding the provisions of Section 2 "Right to Exercise Option" and
Section 3 "Termination of Employment" of this Agreement, (provided, however, if this option is an incentive stock option, only if the merger, consolidation or sale or transfer referred to below occurs after the first anniversary of the date of grant of this option, and, if this option is held by a person subject to Section 16(b) of the Securities Exchange Act of 1934, only if such merger, consolidation or sale or transfer occurs after the date six months after the date of grant of this option), if, in connection with any merger, consolidation, or sale or transfer by the Company of substantially all of its assets, this option is not assumed or continued by the surviving corporation or the purchaser, the date of termination of this option and the date on or after which this option, or any portion thereof not then exercisable, may be exercised, shall be advanced to a date to be fixed by the Committee, which date shall not be more than 15 days prior to such merger, consolidation, or sale or transfer; provided however, that the Committee shall have the right, at any time prior to the occurrence of such merger, consolidation or sale or transfer, to modify the provisions of this paragraph, including the termination of all of the Optionee's rights set forth in this paragraph, to the extent required under applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements to permit the Company to account for a then contemplated business combination under pooling-of-interests accounting.

     4. EXERCISE OF OPTION.

     (a) At any time that this option may be exercised as provided in this Agreement, the Optionee may exercise any portion of this option which is then exercisable, in whole or in part, by delivery to the Company of a written notice, in the form attached hereto, signed by the Optionee..

     (b) In addition, the Optionee shall deliver, on the date of exercise:

             (i) cash equal to the purchase price of the shares being purchased,

             (ii) such documents as are or may be required under the terms of Section
5.3 of the Plan to effect a cashless exercise,

             (iii) Permitted Shares with a value (determined as of the date of exercise of the option) equal to the purchase price of the shares being purchased (the "Delivered Shares Method"), or

             (iv) the authorization of the Company to retain (or forfeit) then exercisable options issued to the Optionee under the Plan ("Forfeited Options") with a value (as defined in the Plan) equal to the purchase price of the shares being purchased (the "Forfeiture of Stock Options Method"). In order to use the Forfeiture of Stock Options Method, the Optionee must then own,

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

and have owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the number of shares of Common Stock underlying the Forfeited Options.

     (c) "Permitted Shares" are shares of Company Common Stock to be delivered to pay the exercise price of the option (the "Delivered Shares"):

          (i) which have been owned by the Optionee for at least six months prior to the date of delivery, or

          (ii) if they have not been owned by the Optionee for at least six months prior to the date of delivery, the Optionee then owns, and has owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the Delivered Shares.

     (d) Forfeited Options shall expire and be of no further force and effect as of the date forfeited.

     (e) Shares which have been counted during the prior six months as owned by the Optionee for purposes of determining whether the Optionee may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method:


          (i) may not be used as Delivered Shares, and

          (ii) may not be counted as owned by the Optionee for purposes of making calculations under the Delivered Shares Method or Forfeiture of Stock Options Method.

     5. COMPLIANCE WITH SECURITIES LAWS. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities, and applicable stock exchange requirements, as the Company deems necessary or advisable.

     6. NON-ASSIGNABILITY. The option hereby granted shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of the option shall take the same subject to the terms and conditions of this Agreement. No such transfer of the option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right herein whatsoever.

     7. DISPUTES. As a condition of the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Committee in its sole discretion and judgment and that any such determination and any interpretation by the Committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

     8. ADJUSTMENTS. In the event of any stock dividend, stock split, reclassification, merger, consolidation, or similar transaction affecting the shares covered by this option, the rights of the Optionee shall be as provided in Section 8 of the Plan and any adjustment therein provided shall be made in accordance with Section 8 of the Plan.

     9. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the issuance of a stock certificate or certificates upon the exercise of the option in full or in part, and then only with respect to the shares represented by such certificate or certificates.

     10. NOTICES. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the Secretary of the Company at the Company's headquarters or addressed to the Secretary of the Company at the Company's headquarters. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

     11. "OPTIONEE" TO INCLUDE CERTAIN TRANSFEREES. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom the option, in accordance with the provisions of Section 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

     12. GOVERNING LAW. This Agreement has been made in and shall be construed in accordance with the laws of the State of Michigan.

     13. PROVISIONS OF PLAN CONTROLLING. The provisions hereof are subject to the terms and provisions of the Plan copies of which are available for review upon request. In the event of any conflict between the provisions of this option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent that the provisions of this option limit or restrict the rights

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

of the Optionee to a greater extent than set forth in the Plan.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             PERCEPTRON, INC.



                                             By:
                                                ---------------------------

                                              Title:
                                                    -----------------------


                                             ------------------------------
                                             -----------------------, OPTIONEE


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


                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION
                           UNDER THE PERCEPTRON, INC.
                             1992 STOCK OPTION PLAN





Perceptron, Inc.
47827 Halyard Drive
Plymouth, MI  48170

Dear Sir:

     An incentive stock option was granted to me on _______, 19__to purchase______shares of Perceptron, Inc. Common Stock at a price of $_____per share.

     I hereby elect to exercise my incentive stock option with respect to
shares for an aggregate purchase price of $          .  I hereby elect to pay
for such shares as follows:


                      Personal Check              $____
                      Cash                        $____
                      Bank Draft                  $____
                      Money Order                 $____
                      Cashless Exercise           $____
                      Perceptron Common Stock     $____
                      Retention of Stock Options  $____

                        Total                     $
                                                  =====

     [A personal check [or cash, bank draft or money order] for the purchase price [is enclosed herewith.]

     [Documents as are required to effect a cashless exercise are enclosed.]

     [I hereby elect to exercise my stock option with respect to shares through a combination of cash payments and shares of Perceptron, Inc. Common Stock, as described on the attached Exhibit A. A personal check for the purchase price to be paid in cash is enclosed herewith. Certificates for shares of Perceptron, Inc. Common Stock are enclosed herewith, along with a duly executed stock power in proper form for transfer, with all signatures properly guaranteed by a national bank or member firm of the NYSE or AMEX. [I represent that the shares of Perceptron, Inc. Common Stock enclosed herewith have been owned by me for more

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

than six months.] or [I currently own more than____shares of Perceptron, Inc. Common Stock which have been owned by me for more than six months]. Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method.]

     [I hereby authorize the Company to retain options to purchase____shares of Perceptron, Inc. Common Stock granted pursuant to this stock option
(the "Forfeited Options"). I hereby acknowledge and agree that, as of the date set forth below, the Forfeited Options shall no longer be exercisable, and shall expire and have no further force and effect. I represent that I currently own more than______shares of Perceptron, Inc. Common Stock which have been owned by me for more than six months. Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method.]

     I agree to notify the Company if prior to two years from the date of grant and one year from the exercise date, I dispose of any shares acquired pursuant to my exercise of this incentive stock option.

     I represent that the shares of stock that I am purchasing upon this exercise of my option are being purchased for investment purposes and not with a view to resale. This representation shall not be binding upon me if the shares of Common Stock that I am purchasing are subject to an effective Registration Statement under the Securities Act of 1933.




                                                ___________________________
                                                Optionee



Dated _______,19__

USAGE:  2/1/97

                   INCENTIVE STOCK OPTION AGREEMENT - OFFICER
               UNDER THE PERCEPTRON, INC. 1992 STOCK OPTION PLAN


     THIS STOCK OPTION AGREEMENT made this____day of______, 19__, by and between Perceptron, Inc., a Michigan corporation ("the Company"), and_________, who is currently employed by the Company or one of its subsidi- aries (the "Optionee").

     1. GRANT OF OPTION. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee an option to purchase from the Company up to, but not exceeding in the aggregate,_____shares of the Company's Common Stock at a price of $___per share. This option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code ("Code").

     2. RIGHT TO EXERCISE OPTION. The Optionee may purchase from the Company on and after the first anniversary of the date of grant, 25% of the shares covered by this option, and on each succeeding one year anniversary thereof may exercise an additional 25% of the shares covered by the option, so that on the fourth anniversary of the date of grant this option shall be fully exercisable. To the extent not exercised, installments shall accumulate and the Optionee may exercise them in whole or in part in any subsequent period. Any provision of this Agreement notwithstanding, no portion of this option shall be exercisable on or after the tenth anniversary of the date of grant.

     3. TERMINATION OF EMPLOYMENT. If, prior to the date that this option shall first become exercisable, the Optionee's employment with the Company or any of its subsidiaries shall be terminated for any reason, the Optionee's right to exercise this option shall terminate and all rights hereunder shall cease. As used in this Agreement, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(f) of the Code, the term "employment" means employment with the Company or any subsidiary of the Company, and the term "disability" means "total and permanent disability," as defined in Section 22(e) of the Code.

     If, on or after the date that this option shall first become exercisable, the Optionee's employment shall be terminated for any reason other than death or disability, the Optionee shall have the right, within three months after such termination of employment, to exercise this option to the extent that it shall have been exercisable and unexercised on the date of such termination of services, subject to any other limitation on the exercise of such option in effect at the date of exercise.

     If on or after the date that this option shall first become exercisable the Optionee's employment shall be terminated due to death or disability, the Optionee or the executor or administrator of the estate of the Optionee (as the case may be) or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, within one year from the date of the Optionee's death or disability, to exercise this option to the extent that it was exercisable and unexercised on the date of the Optionee's death or disability, subject to any other limitation on exercise in effect at the date of exercise.

     The transfer of the Optionee from one corporation to another among the Company and any of its subsidiaries, or a leave of absence with the written consent of the Company, shall not be a termination of services for purposes of this option.

     Notwithstanding the provisions of Section 2 "Right to Exercise Option" and
Section 3 "Termination of Employment" of this Agreement, (i) in the event of a termination by the Company of the Optionee's employment Without Cause (as defined below) or Diminishment of the Optionee's Responsibilities Without Cause (as defined below), following a Change in Control of the Company, or (ii), in the event of a Change in Control, if one of the corporations surviving the Change in Control or the person purchasing the Company's assets in the Change in Control does not assume this option, any portion of this option that is then not exercisable shall become immediately exercisable; provided, however, that the foregoing provision shall apply, in case of incentive stock options ("ISOs"), and in the case of options held by a person subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b) Grants"), only if the termination or diminishment referred to in (i) above and the Change in Control referred to in (ii) above occurs after the first anniversary of the date of grant of this option, in the case of ISOs, or the date six months after the date of grant of this option, in the case of Section 16(b) Grants; and, provided further, however, that the Committee shall have the right, at any time prior to the occurrence of the termination or diminishment referred to in (i) above or the Change in Control referred to in (ii) above, to modify the provisions of this paragraph, including the termination of all of the Optionee's rights set forth in this paragraph, to the extent required under applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements to permit the Company to account for a then contemplated business combination under pooling-of-interests accounting. For purposes hereof, "Without Cause" shall mean the Optionee's employment is terminated by the Company, or there is a Diminishment of the Optionee's Responsibilities, for any reason except (i) personal dishonesty; (ii) willful misconduct; (iii) breach of fiduciary duty to the Company; (iv) conviction for violation of any law (other than traffic violations or similar offenses); or (v) repeated or intentional failure to perform duties, after written notice is delivered identifying the failure, and it is not cured within ten (10) days following receipt of such notice. For purposes hereof, "Diminishment of the Optionee's Responsibilities" shall mean the Company, or any successor thereto, (i) reassigning the Optionee substantial duties which are materially inconsistent with the Optionee's position, duties and responsibilities with the Company immediately prior to the Change in Control, except for reassignments of duties which constitute a bona fide promotion of the Optionee, or (ii) reducing the Optionee's compensation such that (a) the Optionee's annual base salary is less than eighty (80%) percent of the Optionee's annual base salary prior to the Change in Control; and (b) the Optionee's annual base salary and the annual cash bonus which the Optionee is eligible to earn (including any performance based bonus), combined, is not at least equal to the combination of the Optionee's annual base salary prior to the Change in Control and the average of the annual cash bonuses which the Optionee was eligible to earn (including any performance based bonus, but excluding any bonus payable to the Optionee for completing the Change in Control), whether or not actually earned, for the year in which the Change in Control occurred and for the year prior thereto. For purposes hereof, a "Change in Control" shall be deemed to have occurred in the event of (i) a merger involving the Company in which the Company is not the surviving corporation

(other than a merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile); (ii) a share exchange in which the shareholders of the Company exchange their stock in the Company for stock of another corporation (other than a share exchange in which all or substantially all of the holders of the voting stock of the Company, immediately prior to the transaction, exchange, on a pro rata basis, their voting stock of the Company for more than 50% of the voting stock of such other corporation); (iii) the sale of all or substantially all of the assets of the Company; or (iv) any person or group of persons (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) (other than any employee benefit plan or employee benefit trust benefitting the employees of the Company) becoming a beneficial owner, directly or indirectly, of securities of the Company representing more than fifty (50%) percent of either the then outstanding Common Stock of the Company, or the combined voting power of the Company's then outstanding voting securities.

     Notwithstanding the provisions of Section 2 "Right to Exercise Option" and
Section 3 "Termination of Employment" of this Agreement, (provided, however, if this option is an incentive stock option, only if the merger, consolidation or sale or transfer referred to below occurs after the first anniversary of the date of grant of this option, and, if this option is held by a person subject to Section 16(b) of the Securities Exchange Act of 1934, only if such merger, consolidation or sale or transfer occurs after the date six months after the date of grant of this option), if, in connection with any merger, consolidation, or sale or transfer by the Company of substantially all of its assets, this option is not assumed or continued by the surviving corporation or the purchaser, the date of termination of this option and the date on or after which this option, or any portion thereof not then exercisable, may be exercised, shall be advanced to a date to be fixed by the Committee, which date shall not be more than 15 days prior to such merger, consolidation, or sale or transfer; provided however, that the Committee shall have the right, at any time prior to the occurrence of such merger, consolidation or sale or transfer, to modify the provisions of this paragraph, including the termination of all of the Optionee's rights set forth in this paragraph, to the extent required under applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements to permit the Company to account for a then contemplated business combination under pooling-of-interests accounting.

     4. EXERCISE OF OPTION.

     (a) At any time that this option may be exercised as provided in this Agreement, the Optionee may exercise any portion of this option which is then exercisable, in whole or in part, by delivery to the Company of a written notice, in the form attached hereto, signed by the Optionee.

     (b) In addition, the Optionee shall deliver, on the date of exercise:

          (i) cash equal to the purchase price of the shares being purchased,

          (ii) such documents as are or may be required under the terms of
Section 5.3 of the Plan to effect a cashless exercise,

          (iii) Permitted Shares with a value (determined as of the date of exercise of the option) equal to the purchase price of the shares being purchased (the "Delivered Shares Method"), or

          (iv) the authorization of the Company to retain (or forfeit) then exercisable options issued to the Optionee under the Plan ("Forfeited Options") with a value (as defined in the Plan) equal to the purchase price of the shares being purchased (the "Forfeiture of Stock Options Method"). In order to use the Forfeiture of Stock Options Method, the Optionee must then own, and have owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the number of shares of Common Stock underlying the Forfeited Options.

     (c) "Permitted Shares" are shares of Company Common Stock to be delivered to pay the exercise price of the option (the "Delivered Shares"):

          (i) which have been owned by the Optionee for at least six months prior to the date of delivery, or

          (ii), if they have not been owned by the Optionee for at least six months prior to the date of delivery, the Optionee then owns, and has owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the Delivered Shares.

     (d) Forfeited Options shall expire and be of no further force and effect as of the date forfeited.

     (e) Shares which have been counted during the prior six months as owned by the Optionee for purposes of determining whether the Optionee may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method:

          (i) may not be used as Delivered Shares, and

          (ii) may not be counted as owned by the Optionee for purposes of making calculations under the Delivered Shares Method or Forfeiture of Stock Options Method.

     5. COMPLIANCE WITH SECURITIES LAWS. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities, and applicable stock exchange requirements, as the Company deems necessary or advisable.

     6. NON-ASSIGNABILITY. The option hereby granted shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of the option shall take the same subject to the terms and conditions of this Agreement. No such transfer of the option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right herein whatsoever.

     7. DISPUTES. As a condition of the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Committee in its sole discretion and judgment and that any such determination and any interpretation by the Committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

     8. ADJUSTMENTS. In the event of any stock dividend, stock split, reclassification, merger, consolidation, or similar transaction affecting the shares covered by this option, the rights of the Optionee shall be as provided in Section 8 of the Plan and any adjustment therein provided shall be made in accordance with Section 8 of the Plan.

     9. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the issuance of a stock certificate or certificates upon the exercise of the option in full or in part, and then only with respect to the shares represented by such certificate or certificates.

     10. NOTICES. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the Secretary of the Company at the Company's headquarters or addressed to the Secretary of the Company at the Company's headquarters. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

     11. "OPTIONEE" TO INCLUDE CERTAIN TRANSFEREES. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom the option, in accordance with the provisions of Section 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

     12. GOVERNING LAW. This Agreement has been made in and shall be construed in accordance with the laws of the State of Michigan.

     13. PROVISIONS OF PLAN CONTROLLING. The provisions hereof are subject to the terms and provisions of the Plan copies of which are available for review upon request. In the event of any conflict between the provisions of this option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent that the provisions of this option limit or restrict the rights of the Optionee to a greater extent than set forth in the Plan.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             PERCEPTRON, INC.



                                             By:
                                                -----------------------------

                                              Title:
                                                    -------------------------

                                             --------------------------------

                                             -----------------------, OPTIONEE

                 NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION
                          UNDER THE PERCEPTRON, INC.
                            1992 STOCK OPTION PLAN





Perceptron, Inc.
47827 Halyard Drive
Plymouth, MI  48170

Dear Sir:

     An incentive stock option was granted to me on _____, 19__to purchase_______ shares of Perceptron, Inc. Common Stock at a price of $___per share.

     I hereby elect to exercise my incentive stock option with respect to_____ shares for an aggregate purchase price of $______. I hereby elect to pay for such shares as follows:

                      Personal Check              $____
                      Cash                        $____
                      Bank Draft                  $____
                      Money Order                 $____
                      Cashless Exercise           $____
                      Perceptron Common Stock     $____
                      Retention of Stock Options  $____

                        Total                     $
                                                  =====


     [A personal check [or cash, bank draft or money order] for the purchase price [is enclosed herewith.]

     [Documents as are required to effect a cashless exercise are enclosed.]

     [I hereby elect to exercise my stock option with respect to shares through a combination of cash payments and shares of Perceptron, Inc. Common Stock, as described on the attached Exhibit A. A personal check for the purchase price to be paid in cash is enclosed herewith. Certificates for shares of Perceptron, Inc. Common Stock are enclosed herewith, along with a duly executed stock power in proper form for transfer, with all signatures properly guaranteed by a national bank or member firm of the NYSE or AMEX. [I represent that the shares of Perceptron, Inc. Common Stock enclosed herewith have been owned by me for more than six months.] or [I currently own more than ___shares of

Perceptron, Inc. Common Stock which have been owned by me for more than six months]. Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method.]

     [I hereby authorize the Company to retain options to purchase____ shares of Perceptron, Inc. Common Stock granted pursuant to this stock option (the "Forfeited Options"). I hereby acknowledge and agree that, as of the date set forth below, the Forfeited Options shall no longer be exercisable, and shall expire and have no further force and effect. I represent that I currently own more than_____ shares of Perceptron, Inc. Common Stock which have been owned by me for more than six months. Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method.]

     I agree to notify the Company if prior to two years from the date of grant and one year from the exercise date, I dispose of any shares acquired pursuant to my exercise of this incentive stock option.

     I represent that the shares of stock that I am purchasing upon this exercise of my option are being purchased for investment purposes and not with a view to resale. This representation shall not be binding upon me if the shares of Common Stock that I am purchasing are subject to an effective Registration Statement under the Securities Act of 1933.




                                              _____________________________
                                              Optionee



Dated________, 19__

USAGE:  1/1/97


                 NON-QUALIFIED STOCK OPTION AGREEMENT - OFFICER
               UNDER THE PERCEPTRON, INC. 1992 STOCK OPTION PLAN


     THIS STOCK OPTION AGREEMENT made this __ day of ________, 19__, by and between Perceptron, Inc., a Michigan corporation ("the Company"), and __________ ________________________, who is currently employed by the Company or one of its subsidiaries (the "Optionee").

     1. GRANT OF OPTION. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee an option to purchase from the Company up to, but not exceeding in the aggregate, ____________ shares of the Company's Common Stock at a price of $_______ per share. This option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code ("Code").

     2. RIGHT TO EXERCISE OPTION. The Optionee may purchase from the Company on and after the first anniversary of the date of grant, 25% of the shares covered by this option, and on each succeeding one year anniversary thereof may exercise an additional 25% of the shares covered by the option, so that on the fourth anniversary of the date of grant this option shall be fully exercisable. To the extent not exercised, installments shall accumulate and the Optionee may exercise them in whole or in part in any subsequent period. Any provision of this Agreement notwithstanding, no portion of this option shall be exercisable on or after the tenth anniversary of the date of grant.

     3. TERMINATION OF EMPLOYMENT. If, prior to the date that this option shall first become exercisable, the Optionee's employment with the Company or any of its subsidiaries shall be terminated for any reason, the Optionee's right to exercise this option shall terminate and all rights hereunder shall cease. As used in this Agreement, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(f) of the Code, the term "employment" means employment with the Company or any subsidiary of the Company, and the term "disability" means "total and permanent disability," as defined in Section 22(e) of the Code.

        If, on or after the date that this option shall first become exercisable, the Optionee's employment shall be terminated for any reason other than death or disability, the Optionee shall have the right, within three months after such termination of employment, to exercise this option to the extent that it shall have been exercisable and unexercised on the date of such termination of services, subject to any other limitation on the exercise of such option in effect at the date of exercise.

        If on or after the date that this option shall first become exercisable the Optionee's employment shall be terminated due to death or disability, the Optionee or the executor or administrator of the estate of the Optionee (as the case may be) or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, within one year from the date of the Optionee's death or disability, to exercise this option to the extent that it was exercisable and unexercised on the date of the Optionee's death or disability, subject to any other limitation on exercise in effect at the date of exercise.

        The transfer of the Optionee from one corporation to another among the Company and any of its subsidiaries, or a leave of absence with the written consent of the Company, shall not be a termination of services for purposes of this option.

        Notwithstanding the provisions of Section 2 "Right to Exercise Option" and Section 3 "Termination of Employment" of this Agreement, (i) in the event of a termination by the Company of the Optionee's employment Without Cause (as defined below) or Diminishment of the Optionee's Responsibilities Without Cause (as defined below), following a Change in Control of the Company, or (ii), in the event of a Change in Control, if one of the corporations surviving the Change in Control or the person purchasing the Company's assets in the Change in Control does not assume this option, any portion of this option that is then not exercisable shall become immediately exercisable; provided, however, that the foregoing provision shall apply, in case of incentive stock options ("ISOs"), and in the case of options held by a person subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b) Grants"), only if the termination or diminishment referred to in (i) above and the Change in Control referred to in (ii) above occurs after the first anniversary of the date of grant of this option, in the case of ISOs, or the date six months after the date of grant of this option, in the case of Section 16(b) Grants; and, provided further, however, that the Committee shall have the right, at any time prior to the occurrence of the termination or diminishment referred to in (i) above or the Change in Control referred to in (ii) above, to modify the provisions of this paragraph, including the termination of all of the Optionee's rights set forth in this paragraph, to the extent required under applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements to permit the Company to account for a then contemplated business combination under pooling-of-interests accounting. For purposes hereof, "Without Cause" shall mean the Optionee's employment is terminated by the Company, or there is a Diminishment of the Optionee's Responsibilities, for any reason except (i) personal dishonesty; (ii) willful misconduct; (iii) breach of fiduciary duty to the Company; (iv) conviction for violation of any law (other than traffic violations or similar offenses); or (v) repeated or intentional failure to perform duties, after written notice is delivered identifying the failure, and it is not cured within ten (10) days following receipt of such notice. For purposes hereof, "Diminishment of the Optionee's Responsibilities" shall mean the Company, or any successor thereto, (i) reassigning the Optionee substantial duties which are materially inconsistent with the Optionee's position, duties and responsibilities with the Company immediately prior to the Change in Control, except for reassignments of duties which constitute a bona fide promotion of the Optionee, or (ii) reducing the Optionee's compensation such that (a) the Optionee's annual base salary is less than eighty (80%) percent of the Optionee's annual base salary prior to the Change in Control; and (b) the Optionee's annual base salary and the annual cash bonus which the Optionee is eligible to earn (including any performance based bonus), combined, is not at least equal to the combination of the Optionee's annual base salary prior to the Change in Control and the average of the annual cash bonuses which the Optionee was eligible to earn (including any performance based bonus, but excluding any bonus payable to the Optionee for completing the Change in Control), whether or not actually earned, for the year in which the Change in Control occurred and for the year prior thereto. For purposes hereof, a "Change in Control" shall be deemed to have occurred in the event of (i) a merger involving the Company in which the Company is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile); (ii) a share exchange in which the shareholders of the Company exchange their stock in the Company for stock of another corporation (other than a share exchange in which all or substantially all of the holders of the voting stock of the Company, immediately prior to the transaction, exchange, on a pro rata basis, their voting stock of the Company for more than 50% of the voting stock of such other corporation); (iii) the sale of all or substantially all of the assets of the Company; or (iv) any person or group of persons (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) (other than any employee benefit plan or employee benefit trust benefitting the employees of the Company) becoming a beneficial owner, directly or indirectly, of securities of the Company representing more than fifty (50%) percent of either the then outstanding Common Stock of the Company, or the combined voting power of the Company's then outstanding voting securities.

     Notwithstanding the provisions of Section 2 "Right to Exercise Option" and
Section 3 "Termination of Employment" of this Agreement, (provided, however, if this option is an incentive stock option, only if the merger, consolidation or sale or transfer referred to below occurs after the first anniversary of the date of grant of this option, and, if this option is held by a person subject to Section 16(b) of the Securities Exchange Act of 1934, only if such merger, consolidation or sale or transfer occurs after the date six months after the date of grant of this option), if, in connection with any merger, consolidation, or sale or transfer by the Company of substantially all of its assets, this option is not assumed or continued by the surviving corporation or the purchaser, the date of termination of this option and the date on or after which this option, or any portion thereof not then exercisable, may be exercised, shall be advanced to a date to be fixed by the Committee, which date shall not be more than 15 days prior to such merger, consolidation, or sale or transfer; provided however, that the Committee shall have the right, at any time prior to the occurrence of such merger, consolidation or sale or transfer, to modify the provisions of this paragraph, including the termination of all of the Optionee's rights set forth in this paragraph, to the extent required under applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements to permit the Company to account for a then contemplated business combination under pooling-of-interests accounting.

     4. EXERCISE OF OPTION.

     (a) At any time that this option may be exercised as provided in this Agreement, the Optionee may exercise any portion of this option which is then exercisable, in whole or in part, by delivery to the Company of a written notice, in the form attached hereto, signed by the Optionee.

     (b) In addition, the Optionee shall deliver, on the date of exercise:

     (i) cash equal to the purchase price of the shares being purchased,

     (ii) such documents as are or may be required under the terms of Section
5.3 of the Plan to effect a cashless exercise,

     (iii) Permitted Shares with a value (determined as of the date of exercise of the option) equal to the purchase price of the shares being purchased (the "Delivered Shares Method"), or

     (iv) the authorization of the Company to retain (or forfeit) then exercisable options issued to the Optionee under the Plan ("Forfeited Options") with a value (as defined in the Plan) equal to the purchase price of the shares being purchased (the "Forfeiture of Stock Options Method"). In order to use the Forfeiture of Stock Options Method, the Optionee must then own, and have owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the number of shares of Common Stock underlying the Forfeited Options.

     (c) "Permitted Shares" are shares of Company Common Stock to be delivered to pay the exercise price of the option (the "Delivered Shares"):

     (i) which have been owned by the Optionee for at least six months prior to the date of delivery, or

     (ii), if they have not been owned by the Optionee for at least six months prior to the date of delivery, the Optionee then owns, and has owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the Delivered Shares.

     (d) Forfeited Options shall expire and be of no further force and effect as of the date forfeited.

     (e) Shares which have been counted during the prior six months as owned by the Optionee for purposes of determining whether the Optionee may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method:

     (i) may not be used as Delivered Shares, and

     (ii) may not be counted as owned by the Optionee for purposes of making calculations under the Delivered Shares Method or Forfeiture of Stock Options Method.

     5. COMPLIANCE WITH SECURITIES LAWS. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities, and applicable stock exchange requirements, as the Company deems necessary or advisable.

     6. NON-ASSIGNABILITY. The option hereby granted shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of the option shall take the same subject to the terms and conditions of this Agreement. No such transfer of the option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right herein whatsoever.

     7. DISPUTES. As a condition of the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Committee in its sole discretion and judgment and that any such determination and any interpretation by the Committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.
     8. ADJUSTMENTS. In the event of any stock dividend, stock split, reclassification, merger, consolidation, or similar transaction affecting the shares covered by this option, the rights of the Optionee shall be as provided in Section 8 of the Plan and any adjustment therein provided shall be made in accordance with Section 8 of the Plan.

     9. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the issuance of a stock certificate or certificates upon the exercise of the option in full or in part, and then only with respect to the shares represented by such certificate or certificates.

     10. NOTICES. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the Secretary of the Company at the Company's headquarters or addressed to the Secretary of the Company at the Company's headquarters. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

     11. "OPTIONEE" TO INCLUDE CERTAIN TRANSFEREES. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom the option, in accordance with the provisions of Section 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

     12. GOVERNING LAW. This Agreement has been made in and shall be construed in accordance with the laws of the State of Michigan.

     13. PROVISIONS OF PLAN CONTROLLING. The provisions hereof are subject to the terms and provisions of the Plan copies of which are available for review upon request. In the event of any conflict between the provisions of this option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent that the provisions of this option limit or restrict the rights of the Optionee to a greater extent than set forth in the Plan.

     14. WITHHOLDING. The Optionee hereby authorizes the Company to withhold from his compensation or agrees to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment taxes in connection with the exercise of the option granted hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          PERCEPTRON, INC.



                                          By: ______________________________

                                             Title: ________________________

                                          __________________________________

                                          ________________________, Optionee

              NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION
                         UNDER THE PERCEPTRON, INC.
                           1992 STOCK OPTION PLAN


Perceptron, Inc.
47827 Halyard Drive
Plymouth, MI  48170

Dear Sir:

     A non-qualified stock option was granted to me on _____________, 19__ to purchase __________ shares of Perceptron, Inc. Common Stock at a price of $___________ per share.

     I hereby elect to exercise my non-qualified stock option with respect to shares for an aggregate purchase price of $__________. I hereby elect to pay for such shares as follows:


                       Personal Check              $_____
                       Cash                        $_____
                       Bank Draft                  $_____
                       Money Order                 $_____
                       Cashless Exercise           $_____
                       Perceptron Common Stock     $_____
                       Retention of Stock Options  $_____

                         Total                     $
                                                   ======


     [A personal check [or cash, bank draft or money order] for the purchase price is enclosed herewith.]

     [Documents as are required to effect a cashless exercise are enclosed.]

     [I hereby elect to exercise my stock option with respect to shares through a combination of cash payments and shares of Perceptron, Inc. Common Stock, as described on the attached Exhibit A. A personal check for the purchase price to be paid in cash is enclosed herewith. Certificates for shares of Perceptron, Inc. Common Stock are enclosed herewith, along with a duly executed stock power in proper form for transfer, with all signatures properly guaranteed by a national bank or member firm of the NYSE or AMEX. [I represent that the shares of Perceptron, Inc. Common Stock enclosed herewith have been owned by me for more than six months.] or [I currently own more than shares of Perceptron, Inc. Common Stock which have been owned by me for more than six months]. Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method.]

     [I hereby authorize the Company to retain options to purchase shares of Perceptron, Inc. Common Stock granted pursuant to this stock option (the "Forfeited Options"). I hereby acknowledge and agree that, as of the date set forth below, the Forfeited Options shall no longer be exercisable, and shall expire and have no further force and effect. I represent that I
currently own more than        shares of Perceptron, Inc. Common Stock which
have been owned by me for more than six months. Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Forfeiture of Stock Options Method.]

     I represent that the shares of stock that I am purchasing upon this exercise of my option are being purchased for investment purposes and not with a view to resale. This representation shall not be binding upon me if the shares of Common Stock that I am purchasing are subject to an effective Registration Statement under the Securities Act of 1933.




                                     __________________________________
                                     Optionee



Dated __________, 19__

                           AMENDMENT TO STOCK OPTION
                     AGREEMENTS UNDER THE PERCEPTRON, INC.
                             1992 STOCK OPTION PLAN



     THIS AMENDMENT TO STOCK OPTION AGREEMENTS UNDER THE PERCEPTRON, INC. 1992 STOCK OPTION PLAN, made effective as of the date set forth below, by and between Perceptron, Inc., a Michigan corporation (the "Company"), and the person signing as Optionee set forth below (being referred to herein as an "Optionee") hereby amends all stock option agreements between the Company and the Optionee currently outstanding under the 1992 Stock Option Plan.

     For good and valuable consideration, receipt of which is hereby acknowledged, including, but not limited to, eligibility to participate in the 1997 Bonus Plan,upon the terms and conditions approved by the Management Development and Compensation Committee, the Company and the Optionee hereby agree to amend the Option Agreements as set forth below.

     1. DEFINED TERMS. Terms defined in the Option Agreements shall be used in this Amendment with their defined meanings unless otherwise defined herein.

     2. AMENDMENT OF THE OPTION AGREEMENT. Section 4 of the Option Agreements shall be amended to add the following thereto:

           The Optionee may deliver shares of Company Common Stock in payment of the purchase price of the shares being purchased (the "Delivered Shares Method") only if either (i) the shares of Company Common Stock being so delivered (the "Delivered Shares") have been owned by the Optionee for at least six months prior to the date of delivery, or (ii), if the Delivered Shares have not been owned by the Optionee for at least six months prior to the date of delivery, the Optionee, at the date of delivery of the Delivered Shares, then owns, and has owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the Delivered Shares.

           If the Option Agreement permits the Optionee to authorize the Company to retain exercisable options in payment of the purchase price of shares being purchased (the "Retention of Stock Options Method"), then the Optionee may so authorize the Company to retain exercisable options (the "Retained Options") only if, at the date of such authorization, the Optionee then owns, and has owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the number of shares of Common Stock underlying the Retained Options.

           Shares which have been counted during the prior six months as owned by the Optionee for purposes of determining whether the Optionee may exercise options to purchase Common Stock pursuant to the Delivered Shares Method or the Retention of Stock Options

      Method may not be used as Delivered Shares and may not be counted as owned by the Optionee for purposes of the foregoing calculations.

          3. CONTINUED EFFECTIVENESS. Except as specifically amended hereby, the terms and provisions of the Option Agreements shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been executed as of________, 1997.


                                             PERCEPTRON, INC.


                                             By:_______________________


                                             Title:____________________

                                             __________________________
                                             OPTIONEE